EXHIBIT 10.1
NUANCE COMMUNICATIONS, INC.
2.75% Senior Convertible Debentures due 2027
REGISTRATION RIGHTS AGREEMENT
August 13, 2007
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
As Representatives of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
c/o Goldman Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
     Nuance Communications, Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, its 2.75% Senior Convertible Debentures due 2027 (the “Debentures”), upon the terms set forth in the Purchase Agreement between the Company and the Representatives dated August 7, 2007 (the “Purchase Agreement”) relating to the initial placement (the “Initial Placement”) of the Debentures. The Debentures are convertible into shares of common stock, par value U.S.$0.001 per share (the “Common Stock”), of the Company pursuant to the terms of the indenture (the “Indenture”), dated the date hereof, between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Debentures and the Common Stock issuable upon conversion of the Debentures are referred to herein as the “Securities”. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:
     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:
     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Additional Interest” shall have the meaning set forth in Section 6 hereof.
     “Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.
     “Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Delaware.
     “Closing Date” shall mean the date of the first issuance of the Securities.
     “Commission” shall mean the Securities and Exchange Commission.
     “Deferral Period” shall have the meaning indicated in Section 3(i) hereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Final Memorandum” shall mean the offering memorandum, dated August 7, 2007, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.
     “Holder” shall have the meaning set forth in the preamble hereto.
     “Indenture” shall mean the Indenture relating to the Securities, dated as of August 13, 2007, between the Company and U.S. Bank National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.
     “Initial Placement” shall have the meaning set forth in the preamble hereto.
     “Initial Purchaser” shall have the meaning set forth in the preamble hereto.
     “Losses” shall have the meaning set forth in Section 5(d) hereof.
     “Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.
     “NASD Rules” shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.
     “Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Annex A to the Final Memorandum.
     “Notice Holder” shall mean, on any date, any Holder of Registrable Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

     “Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.
     “Purchase Agreement” shall have the meaning set forth in the preamble hereto.
     “Registrable Securities” shall mean Securities other than those that (A) have been (i) registered under the Shelf Registration Statement and disposed of in accordance therewith, (ii) have been distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission or (iii) with respect to which the holding period that would be applicable thereto under Rule 144(k) has expired and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(i) through (A)(iii), the legend with respect to transfer restrictions required under the Indenture is removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.
     “Securities” shall have the meaning set forth in the preamble hereto.
     “Shelf Registration Period” shall have the meaning set forth in Section 2(b) hereof.
     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.
     2. Shelf Registration. (a) The Company shall file with the Commission a Shelf Registration Statement, or designate an effective Shelf Registration Statement, providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective under the Act as promptly as is reasonably practicable after filing the Shelf Registration Statement, but in no event later than 180 days after the Closing Date.
     (b) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period

(the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) two years after the last date of original issuance of the Securities, (ii) the sale under the Shelf Registration Statement of all Registrable Securities, (iii) the expiration of the holding period applicable to the Registrable Securities held by persons that are not our affiliates under Rule 144(k) of the Act or any similar rule that may be adopted by the Commission, or (iv) the date upon which there are no Registrable Securities outstanding.
     (c) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.
     (d) Each Holder of Registrable Securities agrees to deliver a Notice and Questionnaire to the Company at least five Business Days prior to any distribution by it of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, within 20 Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling holder in the Shelf Registration Statement and the related Prospectus and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(d)(i) hereof; provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above within five Business Days of the expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling holder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling holder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

     3. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.
     (a) The Company shall:
     (i) furnish to each of the Representatives and to counsel for the Representatives, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose; and
     (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.
     (b) The Company shall ensure that:
     (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and
     (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (c) The Company shall advise the Representatives and each Notice Holder, and confirm such advice by notice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):
     (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;
     (ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose;
     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities included in the Shelf

Registration Statement for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and
     (v) of the happening of any event that, in the Company’s reasonable judgment, requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.
     (d) The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to use its commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.
     (e) The Company shall furnish upon request to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).
     (f) During the Shelf Registration Period, the Company shall promptly deliver to each Initial Purchaser, each Notice Holder, and any sales or placement agents acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Securities.
     (g) Prior to any offering of Securities pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request and shall use its commercially reasonable efforts to maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.
     (h) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall use its commercially reasonable efforts to promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) Upon the occurrence or existence of any pending corporate development, public filing with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days in any 90-day period or 90 days in any 360-day period, provided, however, in the event that the Company determines in good faith that the disclosure of a previously undisclosed proposed or pending material business transaction would be reasonably likely to impede its ability to consummate such transaction, it may extend the Deferral Period from 45 days to 60 days in any 90-day period.
     (j) Not later than the effective date of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Securities registered under the Shelf Registration Statement and provide the Trustee with printed certificates for such Securities, free of any restrictive legends, in a form eligible for deposit with the Trustee as custodian for The Depository Trust Company.
     (k) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) (or such longer period as may be permitted under the Exchange Act) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.
     (l) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.
     (m) In addition to the Notice and Questionnaire, the Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Securities of any Holder that fails to furnish such information or respond to such request within a reasonable time after receiving such request.
     (n) The Company shall use its commercially reasonable efforts, if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities covered by the Shelf Registration Statement.

     (o) The Company shall use its commercially reasonable efforts at all times, except as provided in Section 3(i), to take all other steps necessary to effect and maintain the registration of the Registrable Securities covered by the Shelf Registration Statement.
     4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Davis Polk & Wardwell, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders to act as counsel for the Holders in connection therewith).
     5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder of Securities covered by the Shelf Registration Statement, each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.
     (b) Each Holder of securities covered by the Shelf Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, as set forth in the Final Memorandum. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Act. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
     (e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.
     6. Registration Defaults. If any of the following events shall occur (each a “Registration Default”), then the Company shall pay liquidated damages (the “Additional Interest”) to the Holders of Securities in respect of the Securities as follows (it being agreed that the Company will have no other liabilities for monetary damages with respect to any of the following events):
     (a) if the Company has not designated an effective Shelf Registration Statement by the 180th day following the Closing Date, then if the Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Date (or the Shelf Registration Statement has not automatically become effective pursuant to Rule 462(e) upon a filing made on or prior to such 180th day), then commencing on the 181st day after the Closing Date, Additional Interest shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such 181st day and 0.50% per annum thereafter; or
     (b) if the Shelf Registration Statement has been declared effective but ceases to be effective (other than pursuant to Section 3(i) hereof) at any time during the Shelf Registration Period and we do not cure the Shelf Registration Statement within five Business Days by a post-effective amendment or a report filed pursuant to the Act, then commencing on the day following the fifth Business Day after the Shelf Registration Statement ceases to be effective, Additional Interest shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such date on which the Shelf Registration Statement ceases to be effective and 0.50% per annum thereafter; or
     (c) if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such date and 0.50% per annum thereafter;
provided, however, that (1) upon the filing of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of paragraph (b) above), (3) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of paragraph (c) above), or (4) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(i) to be exceeded (in the case of paragraph (d) above), Additional Interest shall cease to accrue; and provided further that in no event will Additional Interest, together with any additional interest that accrues pursuant to Section 6.13 of the Indenture, accrue on the Debentures at a rate per annum exceeding 1.00%.
     (d) In no event will Additional Interest be payable in connection with a Registration Default relating to a failure to register the Common Stock deliverable upon a conversion of the Debentures. For the avoidance of doubt, in the case of a Registration Default with respect to the Debentures included in the Registrable Securities, Additional Interest shall be payable in connection with such Registration Default with respect to such Debentures.
     7. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.
     8. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 6 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Article 8 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and each Holder.
     9. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:
     (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;
     (b) if to the Initial Purchasers or the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and
     (c) if to the Company, initially at its address set forth in the Purchase Agreement.
     All such notices and communications shall be deemed to have been duly given when received.
     The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.
     10. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.
     11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.
     12. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     13. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
     15. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     16. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

Very truly yours,

Nuance Communications, Inc.

By:	/s/ James R. Arnold
	Name:	James R. Arnold
	Title:	Chief Financial Officer
The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.
Citigroup Global Markets Inc.

By:	/s/ Pawan Adhikari
Name:
Title:

Goldman, Sachs & Co.

By:	/s/ Goldman Sachs & Co.
Name:
Title:
Signature Page to Registration Rights Agreement